UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 23, 2021

SIMPLICITY ESPORTS AND GAMING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38188	82-1231127
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7000 W. Palmetto Park Rd., Suite 505

Boca Raton, FL 33433

(Address of Principal Executive Offices)

(855) 345-9467

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement.

Jefferson Street Capital Stock Purchase Agreement & 12% Convertible Promissory Note

On August 23, 2021, Simplicity Esports and Gaming Company (the “Company”) entered into that certain securities purchase agreement (the “SPA”), dated as of August 23, 2021, by and between the Company and Jefferson Street Capital LLC (“Jefferson”). Pursuant to the terms of the SPA, (i) the Company agreed to issue and sell to Jefferson the Note (as hereinafter defined); (ii) the Company agreed to issue to Jefferson the Warrant (as hereinafter defined); and (iii) the Company agreed to issue to Jefferson 3,125 commitment shares; and (iv) Jefferson agreed to pay to the Company $300,000.00 (the “Purchase Price”).

Pursuant to the terms of the SPA, on August 23, 2021, the Company issued a 12% convertible promissory note (the “Note”) with a maturity date of August 23, 2023 (the “Maturity Date”), in the principal amount of $333,333.33. Pursuant to the terms of the Note, the Company agreed to pay to Jefferson $333,333.33 (the “Principal Amount”), with a purchase price of $300,000 plus an original issue discount in the amount of $333,333.33 (the “OID”), and to pay interest on the Principal Amount at the rate of 12% per annum, with the understanding that the first six months of interest is guaranteed and the remaining 18 months of interest is deemed earned in full if any amount is outstanding under the Note after 180 days from August 23, 2021.

Any Principal Amount or interest on the Note that is not paid when due will bear interest at the rate of the lesser of (i) 20%, or (b) the maximum rate allowed by law.

Jefferson may, at any time while the shares issuable upon conversion of the Note are subject to an effective registration statement, or if no registration statement covering such shares is effective, at any time after 180 days from August 23, 2021, so long as there are amounts outstanding under the Note, convert all or any portion of the then outstanding and unpaid Principal Amount and interest into shares of the Company’s common stock at a conversion price of $11.50 per share; provided, however, that upon failure to make any payment under the Note, the conversion price will be $10.00 per share, as the same may be adjusted as provided in the Note. The Note has a 4.99% equity blocker; provided, however, that the 4.99% equity blocker may be waived (up to 9.99%) by Jefferson, at Jefferson’s election, on not less than 61 days’ prior notice to the Company.

On August 23, 2021, Jefferson paid the purchase price of $300,000 in exchange for the Note. The Company intends to use the proceeds for its operational expenses and to pay off certain debt.

The Company may prepay the Note at any time in accordance with the terms of the Note. While any portion of the outstanding Principal Amount and interest are due and owing, if the Company receives cash proceeds from any source or series of related or unrelated sources, including but not limited to, the issuance of equity or debt, the conversion of outstanding warrants of the Company, the issuance of securities pursuant to an equity line of credit of the Company or the sale of assets, the Company must inform Jefferson of such receipt, following which Jefferson may, in its sole discretion, require the Company to immediately apply up to 50% of the proceeds therefrom to repay all or any portion of the outstanding Principal Amount and interest then due under the Note; provided, however, that the first $3,000,000 of equity financing received by the Company will be excepted from this requirement.

The SPA and the Note contain customary events of default relating to, among other things, payment defaults, breach of representations and warranties, and breach of provisions of the Note or SPA.

The description of the SPA and the Note does not purport to be complete and is qualified in its entirety by reference to the SPA and the Note, copies of which are filed as Exhibits 10.1 and 10.2, respectively, hereto and are incorporated herein by reference.

Jefferson Street Capital Registration Rights Agreement

On August 23, 2021, the Company also entered into a registration rights agreement (the “Registration Rights Agreement”) with Jefferson pursuant to which the Company is obligated to file a registration statement to register the resale of the shares issuable pursuant to the SPA. Pursuant to the Registration Rights Agreement, the Company must (i) file the registration statement within 90 calendar days from August 23, 2021, and (ii) use reasonable best efforts to cause the registration statement to be declared effective under the Securities Act of 1933, as amended (the “Securities Act”), within 120 calendar days after August 23, 2021. The Company also agreed that it would not file any other registration statement, including those on Form S-8 or Form S-4, for other securities, for a period of 12 months from August 23, 2021, unless it has the prior written approval from Jefferson.

The Registration Rights Agreement contains customary indemnification provisions.

The description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Jefferson Street Capital Common Stock Purchase Warrant

Also on August 23, 2021, pursuant to the terms of the SPA, the Company issued to Jefferson a common stock purchase warrant (the “Warrant”) for the purchase of 156,250 shares of the Company’s common stock. The per share exercise price under the Warrant is, subject to adjustment as described therein, as follows: (i) 110% of the per share offering price of the offering made in connection with any “up-listing” of the Company’s common stock; or (ii) prior to the determination of the per share offering price of the offering made in connection with any “up-listing” of the common stock and following such time if the “up-listing” contemplated in the Warrant is not completed by November 1, 2021, the exercise price shall be $10.73. The Warrant is exercisable during the period commencing on August 23, 2021 and ending at the close of business on August 23, 2024.

The description of the Warrant does not purport to be complete and is qualified in its entirety by reference to the Warrant, a copy of which is filed as Exhibit 10.4 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Note is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated as of August 23, 2021, by and between the registrant and Jefferson Street Capital LLC.
10.2	Convertible Promissory Note, dated as of August 23, 2021, issued by the registrant in favor of Jefferson Street Capital LLC.
10.3	Registration Rights Agreement, dated as of August 23, 2021, by and between the registrant and Jefferson Street Capital LLC.
10.4	Common Stock Purchase Warrant dated as of August 23, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMPLICITY ESPORTS AND GAMING COMPANY

Date: August 27, 2021	By:	/s/ Roman Franklin
Roman Franklin
Chief Executive Officer